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                             ADC TELECOMMUNICATIONS
                                    CORPORATE
            MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                FISCAL YEAR 1999


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                             ADC TELECOMMUNICATIONS
                                    CORPORATE
            MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                FISCAL YEAR 1999

I.  PLAN NAME AND EFFECTIVE DATE

The name of this Plan is the ADC Telecommunications, Inc. ("Company"), Corporate Management Incentive Plan - Directors and Above, Fiscal Year ("FY") 1999, effective November 1, 1998 through October 31, 1999.

II.  PURPOSE

The purpose of the Plan is to provide, with full regard to the protection of shareholder's investments, a direct financial incentive for eligible employees to perform an effective leadership role and make a significant contribution to the Company's established goals.

III.  ADMINISTRATION

This Plan is administered by a Management Incentive Plan Committee ("Committee") appointed and authorized by the Company's Board of Directors. Subject to the complete and full discretion of the Board of Directors, the Committee is authorized to make all decisions as required in administration of the Plan and to exercise its discretion to define, interpret, construe, apply and make any exceptions to the terms of the Plan.

IV.  ELIGIBILITY

The Committee establishes rules of eligibility for participation in the Plan and determines eligibility in accordance with those rules. For Fiscal Year 1999, eligibility applies to all employees in Grades 18 and above, plus any Grade 16 and 17 directors. Participation is effective as of the date approved by the Committee and is communicated to the participant by an incentive opportunity statement ("Participant Form") specifying the target incentive level for the position. No employee will become a participant in the Plan after May 1, 1999, unless the employee is already a participant in another Management Incentive Plan.


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V.  PLAN GOALS

The Plan reinforces the key financial goals which support ADC's long-term strategic plans. The FY 1999 goal categories and weights for Corporate participants are as follows:

                     GOAL                      WEIGHT
                     ----                      ------
*         ADC EVA Improvement                    40%      (with bonus bank)
*         ADC EVA Improvement                    20%      (without bonus bank)
          ADC Revenue                            20%
**        Individual Contribution                20%
                                                ----
          TOTAL                                 100%

    The goal threshold, target, and maximum performance levels are specified on the attached goal sheets.

* EVA Improvement is the dollar amount of planned year-over-year improvement in EVA.

** The Individual Contribution goal measures your performance against pre-determined objectives. The objectives are to be documented on the attached "Individual Objective" form and require your Supervisor's and Functional head's approval.

VI.  INCENTIVE PAYOUT OPPORTUNITIES

A. The payout opportunity for meeting the ADC Revenue and Individual Contribution goals are as follows:

                                                       PAYOUTS
                                  ---------------------------------------------
         GOAL                       THRESHOLD           TARGET        MAXIMUM
         ----                       ---------           ------        -------
         ADC Revenue               0% of Target          100%     400% of Target
         Individual Contribution   0% of Target          100%     200% of Target

       Results between threshold-target and target-maximum are interpolated.

B. The payout opportunity for meeting the ADC EVA Improvement goal is as follows:

         GOAL                                        THRESHOLD           TARGET            MAXIMUM
         ----                                        ---------           ------            --------
         ADC EVA Improvement                       0% of Target           100%         400% of Target
          (20% weight without bonus bank)
         ADC EVA Improvement                            N/A               100%               N/A
          (40% weight with bonus bank)      (capped at -100% of target)              (unlimited upside)

         Incentive amounts are interpolated based on leverage (the slope of the line).

         The specific incentive payout for the ADC EVA Improvement goal (40% weight) is a function of a bonus bank concept which is described in
         Section VII and Section VIII.

VII.  BONUS BANK DEFINITION

As mentioned earlier, the Plan offers unlimited upside and downside rewards (capped at negative 100% of target) to participants for creating value. In order to ensure that EVA Improvements are sustainable over a multi-year period, a bonus bank is created whereby exceptional performance (above 200% of target) is credited to your account and poor performance (negative amounts below 0% of the target level) is deducted from your account.

The bonus bank only applies to the ADC EVA Improvement goal with the 40% weight. The specific mechanics of the bonus bank are described below.

VIII.  HOW THE BONUS BANK WORKS

A.    A bonus bank account is created when:

- The current plan year EVA Improvement result is above 200% of target; this is a positive bonus bank deposit.

- The current plan year EVA Improvement result is below 0% of the target level; this is a negative deposit. Negative bonus bank deposits are capped at -100% of the target.

B.    The bonus bank operates in the manner shown on Attachment A

C. The bonus bank is a bookkeeping account and as such, amounts allocated to a participant's bonus bank earn no interest, are unfunded, and do not actually vest until they are paid out in in accordance with the Plan.

IX.  MAXIMUM EVA IMPROVEMENT GOAL PAYOUT IN ANY PLAN YEAR

Notwithstanding the above, the maximum amount that may be paid in any one year to a participant due to the EVA Improvement goal (with a bonus bank), including amounts achieved for the current year and bonus bank amounts that vest in the current year, may not exceed 400% of the EVA Improvement target incentive amount.

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X.  CURRENT PLAN YEAR PAYMENT

Payments which become due and payable under this Plan for the current Plan year include:

-    The amount achieved for the Revenue goal.

- The amount achieved for the Individual Contribution goal, PROVIDED THE THRESHOLD REVENUE DOLLAR AMOUNT IS MET OR 0% OF THE TARGET LEVEL FOR THE EVA IMPROVEMENT GOAL IS MET.

- Current year EVA Improvement goal achievement up to 200% of target if there are no negative offsets, or up to 150% of target if a prior year negative bonus bank exists.

-    Vested amount of EVA Improvement bonus bank account balance.

Payments which become due and payable under this Plan are made as soon as administratively feasible following the close of the Company's Fiscal Year.

XI.  CALCULATION OF INDIVIDUAL PAYMENTS AND BONUS BANK ACCOUNT  BALANCES

A. The obligation to make payments under the Plan is determined by achievement of goals as determined by the Board of Directors.

B. Calculations under this Plan are a function of:

         1. Target incentive opportunity - expressed as a percentage of an individual's FY 1999 earnings. The target % for each participant is designated on the "Participant Form."

         2. Participant's 1999 Fiscal Year base salary earnings.

         3. ADC and individual performance against the established goals.

C. Individual award calculations are shown by the following examples:


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Assume we have a Plan participant with the following facts:

--------------------------------------------------------------------------------
Current Plan Year                      1999
--------------------------------------------------------------------------------
Grade                                  17
--------------------------------------------------------------------------------
Base Salary Earnings                   $85,000
--------------------------------------------------------------------------------
Target Incentive Opportunity           20% of base salary earnings or $17,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL                                          WEIGHT    TARGET INCENTIVE DOLLARS
----                                          ------    ------------------------
ADC EVA Improvement (with bank)                40%              $ 6,800
ADC EVA Improvement (without bank)             20%              $ 3,400
ADC Revenue                                    20%              $ 3,400
Individual Contribution                        20%              $ 3,400
                                                                -------
                                                                $17,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
ADC EVA Improvement (with bank)         -(50)%    x   $6,800   =   -$(3,400)*
ADC EVA Improvement (without bank)          0%    x   $3,400   =    $0
ADC Revenue                               110%    x   $3,400   =    $3,740
Individual Contribution                   100%    x   $3,400   =    $3,400
--------------------------------------------------------------------------------

*ADC EVA IMPROVEMENT (WITH BANK) INCENTIVE CALCULATIONS:

-     Bonus bank to carry forward -$3,400

TOTAL CURRENT YEAR INCENTIVE PAYOUT:   $3,740 (REVENUE) + $3,400 (INDIVIDUAL
CONTRIBUTION) = $7,140


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Assume the same Participant has the following facts the next year:

--------------------------------------------------------------------------------
Current Plan Year                         2000
--------------------------------------------------------------------------------
Grade                                     17
--------------------------------------------------------------------------------
Base Salary Earnings                      $90,000
--------------------------------------------------------------------------------
Target Incentive Opportunity              20% of base salary earnings or $18,000
--------------------------------------------------------------------------------
EVA Bonus Bank                            -$(3,400)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL                                         WEIGHT   TARGET INCENTIVE DOLLARS
----                                         ------   ------------------------
ADC EVA Improvement (with bank)                40%            $ 7,200
ADC EVA Improvement (without bank)             20%            $ 3,600
ADC Revenue                                    20%            $ 3,600
Individual Contribution                        20%            $ 3,600
                                                              -------
                                                              $18,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
ADC EVA Improvement (with bank)      200%     x     $  7,200     =    $14,400*
ADC EVA Improvement (without bank)   200%     x     $  3,600     =    $  7,200
ADC Revenue                           90%     x     $  3,600     =    $  3,240
Individual Contribution              110%     x     $  3,600     =    $  3,960
--------------------------------------------------------------------------------

              *ADC EVA IMPROVEMENT (WITH BANK) INCENTIVE CALCULATIONS:

-     EVA Result:
             200% x  $7,200  =  $14,400

-     Payout up to 150% of target:
            150%  x  $7,200  =  $10,800

-     2 for 1 offset of prior year bank:
          -($3,400) /  2  =  -$(1,700) (amount needed to pay off negative bank)

-     Remaining amount to be paid:
         $14,400  -  $10,800  -  $1,700  =  $1,900

-     Total Current Year EVAI Payout:
         $10,800  +  $1,900  =  $12,700

      End of year Bonus bank   =  $0

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $12,700 (ADC EVA IMPROVEMENT (WITH BANK)) + $7,200 (ADC EVA IMPROVEMENT (WITHOUT BANK)) + $3,240 ( REVENUE) + $3,960 (INDIVIDUAL CONTRIBUTION) = $27,100.

XII.  EFFECT OF CHANGE IN EMPLOYMENT STATUS

A. VOLUNTARY RESIGNATION AND RETIREMENT. A participant who voluntarily resigns full-time employment or retires prior to the end of the Fiscal Year receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over. The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

B. CHANGE BASED UPON UNSATISFACTORY JOB PERFORMANCE. A participant who is involuntarily terminated or transferred to a position not eligible for this Plan for reasons of unsatisfactory job performance receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over from prior Plan year(s). The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

C. CHANGE BASED UPON JOB ELIMINATION. Subject to the approval of the Committee, a participant who is involuntarily terminated or transferred to a position not eligible for this Plan or another Management Incentive Plan because of a job elimination may retain the right to a pro rata calculation under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

D. CHANGE BASED UPON PROMOTION OR DEMOTION TO ANOTHER ELIGIBLE PLAN JOB WITH THE SAME MIP GOALS. A current participant who is promoted or demoted from an eligible position under this Plan to another eligible position with the same MIP goals during the Fiscal Year has a pro rata calculation of the current year's performance awards based upon the time served in each position during the Fiscal Year, provided at least three months were served in each position. If a participant is in an eligible position for less than three months during the Fiscal Year, the payment calculation is based on the incentive level of the position served in the longest.

E. CHANGE IN JOBS WITHIN THE COMPANY BUT NOT ELIGIBLE FOR A MANAGEMENT INCENTIVE PLAN. A participant who changes jobs within the Company but is not eligible for this Plan, retains the right to a pro rata payout under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

F. CHANGE BASED UPON A TRANSFER. A transfer is defined as a change in position which results in the participant working under new MIP goals. How a transfer payout is calculated is based on the quarter in which the effective date occurs. The guideline is as follows:

      FISCAL YEAR QTR                         IMPACT ON MIP
     OF EFFECTIVE DATE                     PAYOUT CALCULATION
     -----------------                     ------------------
     1st Quarter        Payout is based on the new MIP goals for the entire
                        fiscal year

     2nd & 3rd Quarter  The participant' payout for the period prior to the effective date of the transfer will be based on the old
                        Plan. The participant's payout after the effective date of the transfers will be based on the overall MIP results of the old goals or the new goals, whichever result in a higher payout for the participant. For this comparison, the calculation of the payout for the old goals will be based on the same level of payout the employee would have received if the employee had not been transferred including their prior salary and target incentive level.

     4th Quarter        Payout is based on the old MIP goals for the entire
                        fiscal year

     In all cases, any positive or negative bonus bank accounts transfer with the individual in their entirety.

G. DEATH. If a participant dies during the Fiscal Year, the participant's heirs as determined by will or applicable laws of descent and distribution will have a pro rata calculation of the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year. Rights to any unvested EVA bonus bank account balances at the end of the current Plan year are forfeited. The participant's heirs do not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

XIII.  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

If a current Plan year payout causes the participant's total cash compensation to exceed one million dollars in the Fiscal Year, the participant must defer the portion that exceeds the one million dollars in the ADC Telecommunications Deferred Compensation Plan.

XIV.  AMENDMENT OR TERMINATION OF PLAN

The Board of Directors reserves and retains the right to modify, rescind or terminate this plan in whole or in part, at its sole discretion, and nothing in this Plan limits this right in any way or creates any rights in any employee of future participation in this Plan or any other plan, or constitutes any guarantee of compensation or employment with ADC. Further, neither the Board of Directors nor the Company has any obligation under this Plan or otherwise to adopt this or any other plan in any future fiscal year.

                                  Attachment A

-----------------------------------------------------------------------------------------------------------------------------
                                                   CURRENT YEAR BONUS BANK DEPOSIT
  PRIOR CUMULATIVE BONUS     ------------------------------------------------------------------------------------------------
      BANK ACCOUNT*          NO BONUS BANK DEPOSIT          POSITIVE BONUS BANK              NEGATIVE BONUS BANK DEPOSIT
                                                                  DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
 NO PRIOR ACCOUNT         -  Participant does not have  - Deposit goes into bonus   -  Deposit goes into bonus bank and is
                             a bonus bank.                bank and vests at a          carried forward to the next plan year.
                                                          rate of 25% per year,
                                                          beginning immediately,
                                                          then after 1 year, 2
                                                          years, and 3 years
                                                          respectively.

-----------------------------------------------------------------------------------------------------------------------------

 POSITIVE ACCOUNT         -  The amount that vests for  - Same as above in          -  Negative amount offsets positive bonus
                             the current plan year is     addition to paying for       bank amount that is scheduled to vest in
                             paid.                        any prior year deposit       the current plan year.
                                                          amount(s) that vest for   -  If there is a remaining positive amount in
                                                          the current plan year.       the current plan year, that amount is
                                                                                       paid, or
                                                                                    -  If there is a remaining negative amount,
                                                                                       that amount is carried forward to the next
                                                                                       plan year.

-----------------------------------------------------------------------------------------------------------------------------

 NEGATIVE ACCOUNT         -  Up to 150% of target of    - Up to 150% of target of   -  Deposit goes into bonus bank.  The deposit
                             the current plan year EVA    the current plan year        is added to prior bank amount, and is
                             Improvement result is        EVA Improvement result       carried forward to the next plan year.
                             paid.  No reduction or       is paid.  No reduction
                             offset of bonus bank.        or offset of bonus
                          -  Between 150% and 200% of     bank.
                             target:  offset applies    - Between 150% and 200%
                             at a 2 for 1 rate before     of target:  offset
                             any payout occurs.  The      applies at a 2 for 1
                             remaining amount, if any,    rate before any payout
                             is paid immediately, or      account.  The remaining
                          -  If a negative amount         amount, if any, is paid
                             remains after any offset,    immediately. If a
                             the negative amount from     negative amount
                             prior year(s) is carried     remains, the negative
                             forward to the next plan     amount from prior
                             year.                        year(s) is carried
                                                          forward to the next
                                                          plan year.
                                                        - Over 200% of target:
                                                          offset applies as
                                                          described above.  If
                                                          there are any remaining
                                                          positive amounts, the
                                                          amounts subject to
                                                          vesting schedule
                                                          described above (under
                                                          Positive Bonus Bank
                                                          Deposit, No Prior
                                                          Account column)
-----------------------------------------------------------------------------------------------------------------------------

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                                  Attachment A

* Cumulative Bonus Bank Account is the result of adding any negative and unvested positive bonus bank deposits.